GlacierShares Nasdaq Iceland ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 98.7%	Shares	Value
Canada - 5.4%
Amaroq Ltd. (a)	64,480	$80,779

Faroe Islands - 4.8%
Bakkafrost P/F	1,545	71,818

Iceland - 57.4% (b)
Arion Banki HF (c)	119,999	170,167
Bera HF (a)	210,301	24,331
Eik fasteignafelag HF	122,544	13,784
Eimskipafelag Islands HF	7,805	15,207
Embla Medical HF (a)	17,889	73,096
Festi HF	17,320	44,530
Hagar HF	53,648	49,568
Hampidjan HF	43,172	30,350
Heimar HF	137,251	37,713
Icelandair Group HF (a)	2,791,340	15,699
Islandsbanki HF	187,568	203,444
Kaldalon HF	66,187	13,188
Kvika banki HF	397,765	54,329
Nova Klubburinn HF	246,169	8,069
Reitir fasteignafelag HF	53,108	47,363
Siminn HF	161,151	16,573
Sjova-Almennar Tryggingar HF	51,500	14,813
Skagi HF	130,068	17,347
Skel fjarfestingafelag HF	83,715	10,963
		860,534

Luxembourg - 4.1%
Alvotech SA (a)	17,845	61,209

Norway - 11.4%
Aker BioMarine ASA (a)	190	2,056
Austevoll Seafood ASA	879	9,330
Grieg Seafood ASA (a)	503	3,940
Leroy Seafood Group ASA	2,759	13,935
Mowi ASA	3,119	70,315
Salmar ASA	1,212	70,299
Salmon Evolution ASA (a)	4,011	1,985
		171,860

Switzerland - 11.4%
Oculis Holding AG (a)	6,426	170,867

United States - 4.2%
JBT Marel Corp.	499	63,807
TOTAL COMMON STOCKS (Cost $1,520,098)		1,480,874

TOTAL INVESTMENTS - 98.7% (Cost $1,520,098)		1,480,874
Money Market Deposit Account - 0.3% (d)		5,005
Other Assets in Excess of Liabilities - 1.0%		14,098
TOTAL NET ASSETS - 100.0%		$1,499,977

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2026, the value of these securities total $170,167 or 11.3% of the Fund’s net assets.

(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

GlacierShares Nasdaq Iceland ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,480,874	$–	$–	$1,480,874
Total Investments	$1,480,874	$–	$–	$1,480,874